EXHIBIT 10.51

INDEMNIFCATION AGREEMENT

        AGREEMENT made as of this 19th day of November 2002 by and between HIBERNIA CORPORATION, a Louisiana corporation (the “Corporation”), and «Name» (“Indemnitee”).

        WHEREAS, the Indemnitee is an Authorized Representative of the Corporation, as “Authorized Representative” is defined in Section 1 hereof; and

        WHEREAS, the Articles of Incorporation, as amended, of the Corporation (the “Articles”) and the indemnification provisions of the Louisiana Business Corporation Law (the “Statute”) specifically provide that the indemnification and advancement of expenses provided by the Articles and the Statute or any other provision of law are not exclusive of any other rights to which any person may be entitled under any agreement and thus contemplate that agreements may be entered into with respect to indemnification and advancement of expenses; and

        WHEREAS, the Articles and the Statute permit the Corporation to purchase and maintain insurance on behalf of Authorized Representatives of the Corporation against any liability asserted against and incurred by such persons; and

        WHEREAS, recent developments with respect to the availability of such insurance at reasonable cost and the terms on which it may be procured have raised uncertainties concerning the adequacy and reliability of the protection afforded thereby; and

        WHEREAS, the Board of Directors of the Corporation, based upon its business experience, has concluded that the continuation of present trends in litigation against corporate directors, officers and employees may make it more difficult for the Corporation to attract and retain directors, officers and other employees of the highest degree of competence committed to the active and effective direction and supervision of the business and affairs of the Corporation and its subsidiaries and affiliates and the operation of its and their facilities, and the Board of Directors deems such consequences to be so detrimental to the best interests of the Corporation and its shareholders that it has concluded that the Corporation should act to provide certain of its Authorized Representatives with enhanced protection against inordinate risks attendant on their positions in order to assure that the most capable persons otherwise available will be attracted to such positions and, in such connection, the Board of Directors has further concluded that it is not only reasonable and prudent but necessary for the Corporation to obligate itself contractually to indemnify to the extent provided herein certain of its Authorized Representatives and to assume financial responsibility for Expenses and Liabilities (as defined in Section 2 hereof) which might be incurred by such Authorized Representatives in connection with claims lodged against them for their decisions and actions as Authorized Representatives; and

        WHEREAS, in order to ameliorate the uncertainties and provide the protection hereinabove referred to and to induce Indemnitee to continue to serve the Corporation, the Corporation has determined it to be in its interest to enter into this Agreement with Indemnitee;

        NOW THEREFORE, in consideration of Indemnitee’s continued service to the Corporation after the date hereof, the parties hereto, intending to be legally bound hereby, agree as follows:

    1.        Authorized Representative. For the purposes of this Agreement, the term “Authorized Representative” shall mean a director or officer of the Corporation; a person serving at the request of the Corporation as a director, officer, employee, fiduciary or other representative of another corporation, partnership, joint venture, trust, employee benefit plan or other entity; and any other person designated by or pursuant to authority delegated by the Board of Directors of the Corporation as entitled to the benefit of the indemnification provisions of the Corporation’s Articles or By-Laws or of an indemnification agreement similar to this Agreement.

    2.        Indemnity. Except as provided in Section 6 hereof, the Corporation shall hold harmless and indemnify Indemnitee against all Expenses and Liabilities (as those terms are hereinafter defined) incurred by Indemnitee in connection with any actual or threatened claim, action, suit or proceeding, whether civil, criminal, administrative, investigative or other (any such claim, action, suit or proceeding being hereinafter referred to as an “Action”), whether brought by or in the right of the Corporation or otherwise, in which Indemnitee may be involved as a party (or potential party), as a witness or otherwise by reason of the fact that Indemnitee was or is an Authorized Representative of the Corporation, either as to action in Indemnitee’s official capacity or as to action in another capacity while holding such official capacity. As used herein, the term “Expenses” includes fees and expenses of counsel selected by Indemnitee and the term “Liabilities” includes amounts of judgments, fines, excise taxes, penalties and amounts paid in settlement.

    3.        Advancement of Expenses. Except as provided in Section 6 hereof, subject to the obligations of Indemnitee set forth in Section 10(b) hereof, upon request by Indemnitee the Corporation shall pay in advance all Expenses incurred or payable by Indemnitee by reason of Indemnitee’s participation in an Action in advance of the final disposition of such Action. If a written request for advancement of Expenses that is required to be paid under this Agreement is not paid in full by the Corporation within thirty days after receipt thereof by the Corporation, the Corporation hereby confesses judgment and, to the extent necessary, empowers any attorney of any court of competent jurisdiction to appear for the Corporation and to confess judgment as often as necessary against the Corporation in favor of Indemnitee, for the amount of the advancement of Expenses so requested by Indemnitee, together with costs of suit and an attorney’s commission of 15%. Any amount recovered by Indemnitee pursuant to such confession of judgment shall be subject to the obligations of Indemnitee set forth in Section 10(b) hereof. Notwithstanding a determination that a request for advancement of Expenses is not required to be paid under this Agreement, such Expenses may still be subject to reimbursement under Section 2 hereof.

    4.        Right of Indemnitee to Indemnification Upon Application. Any indemnification under Section 2 hereof or advance of Expenses under Section 3 hereof that is required to be paid under this Agreement shall be made no later than thirty days after receipt by the Corporation of a written request from Indemnitee. If such a request is not paid in full by the Corporation within such thirty-day period, Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the Indemnitee shall also be entitled to be paid for his or her Expenses incurred in bringing and pursuing such suit. It shall be a defense to any such suit to recover a claim for indemnification under Section 2 hereof that Indemnitee’s conduct was such that under applicable state or federal law, rule, regulation or order, the Corporation is prohibited from indemnifying the Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Corporation. The preceding sentence shall not preclude the Corporation from raising other defenses available to it to any such suit.

    5.        Changes in the Law; Partial Indemnity.

    (a)        If any change after the date of this Agreement in any applicable law, statute or rule expands the power of the Corporation to indemnify an Authorized Representative, such change shall be within the purview of Indemnitee’s rights and the Corporation’s obligations under this Agreement. If any change in any applicable law, statute or rule narrows the right of the Corporation to indemnify an Authorized Representative, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder with respect to Indemnitee’s conduct prior to the effective date of such change.

    (b)        If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Expenses or Liabilities incurred by Indemnitee in the preparation, investigation, defense, appeal or settlement of any Action but not, however, for the total amount thereof, the Corporation shall indemnify Indemnitee for the portion of such Expenses or Liabilities to which Indemnitee is entitled.

    6.        Exclusions.

(a) The Corporation shall not be liable to make any payment hereunder (whether in the nature of indemnification, advancement of Expenses or contribution)

    (i)        if it shall be finally adjudicated that such payment (which may constitute a portion of total Expenses or Liabilities incurred by Indemnitee, as contemplated by Section 5(b) or Section 7 hereof) is prohibited by law; or

    (ii)        on account of any Action brought under Section 16(b) of the Securities Exchange Act of 1934 in which judgment is rendered against the Indemnitee for an accounting for profits made from the purchase and sale by Indemnitee of securities of the Corporation; or

    (iii)        for Expenses in any Action brought by Indemnitee against the Corporation unless (A) the Action is brought as a claim for indemnity under Section 4 hereof or otherwise, (B) the Indemnitee is successful in whole or in part in the Action for which Expenses are claimed or (C) the indemnification for Expenses is included in a settlement of the Action or is awarded by a court; or

    (iv)        to the extent payment is actually made to Indemnitee under a valid, enforceable and collectible insurance policy provided by the Corporation (the “Insurance Policy”), by or out of a fund created by the Corporation and under the control of a trustee or otherwise (the “Fund”) or from other sources provided by the Corporation (“Other Sources”); or

(v) as provided in Section 13(f) hereof.

        If Indemnitee shall become obligated or required to pay any amount that the Corporation would be obligated to pay hereunder except for the exclusion in clause (iv) of this subsection, before payment is reasonably expected to be made under the Insurance Policy, by the Fund or from Other Sources, the Corporation shall promptly advance such amount to Indemnitee to the extent permissible under applicable state or federal law, rule, regulation or order. Any such advance by the Corporation shall be made with the undertaking of Indemnitee, which hereby is given, that Indemnitee shall immediately pay over to the Corporation, from the funds Indemnitee later receives under the Insurance Policy, from the Fund or from Other Sources, an amount equal to the amount which the Corporation advanced pursuant to this subsection.

(b) The Corporation shall not be liable hereunder for amounts paid in settlement of an Action effected without its written consent, which consent may not be unreasonably withheld.

    7.        Contribution. Subject to the provisions of Section 13(f), if the full indemnification provided in Sections 2 and 3 hereof may not be paid to Indemnitee because of the exclusion in Section 6(a)(i) hereof, then in respect of any actual or threatened Action in which the Corporation is jointly liable with Indemnitee (or would be if joined in such Action) the Corporation shall contribute to the amount of Expenses and Liabilities incurred by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Corporation on the one hand and Indemnitee on the other hand from the transaction from which such Action arose and (ii) the relative fault of the Corporation, including its other Authorized Representatives, agents, employees and other representatives, on the one hand, and of Indemnitee, on the other hand, in connection with the events which resulted in such Expenses or Liabilities, as well as any other relevant equitable considerations. The relative fault of the Corporation, including its other Authorized Representatives, agents, employees and other representatives, on the one hand, and of Indemnitee, on the other hand, shall be determined by reference to, among other things, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Expenses and Liabilities. The Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations

    8.        Continuation of Indemnity. All obligations of the Corporation contained herein shall continue during the period Indemnitee is an Authorized Representative of the Corporation and shall continue thereafter so long as Indemnitee may be subject to any possible Action by reason of the fact that Indemnitee was an Authorized Representative of the Corporation.

    9.        Enforcement; Burden of Proof. If Indemnitee is required to bring any Action to enforce rights or to collect moneys due under this Agreement and is successful in whole or in part in such Action, the Corporation shall reimburse Indemnitee for all Indemnitee’s reasonable Expenses in bringing and pursuing such Action. The burden of proving that the Corporation is not liable for indemnification or advances under Section 6 hereof shall be on the Corporation.

    10.        Obligations of Indemnitee.

    (a)        Promptly after receipt by Indemnitee of notice of the commencement of any Action in respect of which Indemnitee may seek indemnity, advancement of Expenses or other advances hereunder, Indemnitee shall notify the Corporation in writing of the commencement of such Action; but the omission so to notify the Corporation shall not relieve the Corporation from any obligation it may have to indemnify, advance Expenses to or make other advances to Indemnitee otherwise than under this Agreement.

    (b)        Indemnitee agrees that Indemnitee shall reimburse the Corporation for all or an appropriate portion of the Expenses advanced to or recovered by Indemnitee pursuant to Section 3 hereof (i) if it shall be finally adjudicated that Indemnitee is not entitled to be indemnified, or not entitled to be fully indemnified, with respect to such Expenses for any of the reasons specified in Section 6 hereof or (ii) if such payments constitute “prohibited indemnification payments” as such term may be defined from time to time by applicable state or federal law, rule, regulation or order or are otherwise prohibited by, or are not permissible under, applicable state or federal law, rule, regulation or order or applicable public policy.

    11.        Defense of Claim. If any Action asserted or commenced against Indemnitee is also asserted or commenced against the Corporation, the Corporation shall be entitled to participate therein at its own expense and, except as otherwise provided herein below, to the extent that it may wish, the Corporation shall be entitled to assume the defense thereof. After notice from the Corporation to Indemnitee of its election to assume the defense of any such Action, Indemnitee shall have the right to employ Indemnitee’s own counsel in such Action, but the fees and expenses of such counsel incurred after notice from the Corporation to Indemnitee of its assumption of the defense thereof shall be at the expense of Indemnitee, and the Corporation shall not be obligated to Indemnitee under this Agreement for any expenses subsequently incurred by Indemnitee in connection therewith other than reasonable costs of investigation and travel and lodging expenses arising out of Indemnitee’s participation in the defense of such Action, unless (i) otherwise authorized by the Corporation, (ii) Indemnitee’s counsel shall have reasonably concluded, and so notified the Corporation, that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such Action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such Action, in any of which cases the Expenses of Indemnitee in such Action shall be advanced by the Corporation to the extent required under this Agreement. The Corporation shall not be entitled to assume the defense of any Action brought by or on behalf of the Corporation by its shareholders or as to which Indemnitee’s counsel shall have made the conclusion set forth in clause (ii) of the preceding sentence of this Section 11.

    12.        Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be invalidated by any court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

    13.        Miscellaneous.

    (a)        This Agreement shall be deemed to be a contract made under and shall be governed by and construed and enforced in accordance with the substantive local law of the State of Louisiana without regard to principles of conflicts of laws.

    (b)        This Agreement shall apply to every Action except to the extent that applicable state or federal law, rule, regulation or order prohibits its application to any breach of performance of duty or any failure of performance of duty by an Indemnitee.

    (c)        This Agreement shall be binding upon Indemnitee and Indemnitee’s heirs and personal representatives and upon the Corporation and its successors. This Agreement shall inure only to the benefit of Indemnitee and Indemnitee’s heirs and personal representatives and to the benefit of the Corporation and its successors and shall not inure to the benefit of any other party.

    (d)        No amendment, modification, termination or claimed waiver of any of the provisions hereof shall be valid unless in writing and signed by the party or an authorized representative of the party against whom such modification is sought to be enforced.

    (e)        The indemnification and rights to advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Corporation’s Articles, its By-Laws, any other agreement, any vote of shareholders or directors, the Statute, or otherwise, both as to action in Indemnitee’s official capacity and as to action in another capacity while holding such official capacity.

    (f)        Notwithstanding anything to the contrary herein, the Corporation shall not be required to make any payment hereunder (whether in the nature of indemnification, advancement of Expenses or contribution) to the extent that such payment is prohibited by, or is not permissible under, any applicable state or federal law, rule, regulation or order or applicable public policy.

        IN WITNESS WHEREOF, the parties hereunto have signed their names as of the date first above set forth.

HIBERNIA CORPORATION		INDEMNITEE

By:
	Robert H. Boh	((Name))
Chairman

INDEMNIFICATION AGREEMENT

        AGREEMENT made as of this 19th day of April, 1988, by and between HIBERNIA CORPORATION, a Louisiana corporation (the “Corporation”), and ______________ (“Indemnitee”).

        WHEREAS, the Indemnitee is an Authorized Representative of the Corporation, as “Authorized Representative” is defined in Section 1 hereof; and

        WHEREAS, the Articles of Incorporation, as amended, of the Corporation (the “Articles”) and the indemnification provisions of the Louisiana Business Corporation Law (the “Statute”) specifically provide that the indemnification and advancement of expenses provided by the Articles and the Statute or any other provision of law are not exclusive of any other rights to which any person may be entitled under any agreement and thus contemplate that agreements may be entered into with respect to indemnification and advancement of expenses; and

        WHEREAS, the Articles and the Statute permit the Corporation to purchase and maintain insurance on behalf of Authorized Representatives of the Corporation against any liability asserted against and incurred by such persons; and

        WHEREAS, recent developments with respect to the availability of such insurance at reasonable cost and the terms on which it may be procured have raised uncertainties concerning the adequacy and reliability of the protection afforded thereby; and

        WHEREAS, the Board of Directors of the Corporation, based upon its business experience, has concluded that the continuation of present trends in litigation against corporate directors, officers and employees may make it more difficult for the Corporation to attract and retain directors, officers and other employees of the highest degree of competence committed to the active and effective direction and supervision of the business and affairs of the Corporation and its subsidiaries and affiliates and the operation of its and their facilities, and the Board of Directors deems such consequences to be so detrimental to the best interests of the Corporation and its shareholders that it has concluded that the Corporation should act to provide certain of its Authorized Representatives with enhanced protection against inordinate risks attendant on their positions in order to assure that the most capable persons otherwise available will be attracted to such positions and, in such connection, the Board of Directors has further concluded that it is not only reasonable and prudent but necessary for the Corporation to obligate itself contractually to indemnify to the extent provided herein certain of its Authorized Representatives and to assume financial responsibility for Expenses and Liabilities (as defined in Section 2 hereof) which might be incurred by such Authorized Representatives in connection with claims lodged against them for their decisions and actions as Authorized Representatives; and

        WHEREAS, in order to ameliorate the uncertainties and provide the protection hereinabove referred to and to induce Indemnitee to continue to serve the Corporation, the Corporation has determined it to be in its interest to enter into this Agreement with Indemnitee;

        NOW THEREFORE, in consideration of Indemnitee’s continued service to the Corporation after the date hereof, the parties hereto, intending to be legally bound hereby, agree as follows:

    1.        Authorized Representative. For the purposes of this Agreement, the term “Authorized Representative” shall mean a director or officer of the Corporation; a person serving at the request of the Corporation as a director, officer, employee, fiduciary or other representative of another corporation, partnership, joint venture, trust, employee benefit plan or other entity; and any other person designated by or pursuant to authority delegated by the Board of Directors of the Corporation as entitled to the benefit of the indemnification provisions of the Corporation’s Articles or By-Laws or of an indemnification agreement similar to this Agreement.

    2.        Indemnity. Except as provided in Section 6 hereof, the Corporation shall hold harmless and indemnify Indemnitee against all Expenses and Liabilities (as those terms are hereinafter defined) incurred by Indemnitee in connection with any actual or threatened claim, action, suit or proceeding, whether civil, criminal, administrative, investigative or other (any such claim, action, suit or proceeding being hereinafter referred to as an “Action”), whether brought by or in the right of the Corporation or otherwise, in which Indemnitee may be involved as a party (or potential party), as a witness or otherwise by reason of the fact that Indemnitee was or is an Authorized Representative of the Corporation, either as to action in Indemnitee’s official capacity or as to action in another capacity while holding such official capacity. As used herein, the term “Expenses” includes fees and expenses of counsel selected by Indemnitee and the term “Liabilities” includes amounts of judgments, fines, excise taxes, penalties and amounts paid in settlement.

    3.        Advancement of Expenses. Subject to the obligations of Indemnitee set forth in Section 10(b) hereof, upon request by Indemnitee the Corporation shall pay in advance all Expenses incurred or payable by Indemnitee by reason of Indemnitee’s participation in an Action in advance of the final disposition of such Action. If a written request for advancement of Expenses is not paid in full by the Corporation within thirty days after receipt thereof by the Corporation, the Corporation hereby confesses judgment and, to the extent necessary, empowers any attorney of any court of competent jurisdiction to appear for the Corporation and to confess judgment as often as necessary against the Corporation in favor of Indemnitee, for the amount of the advancement of Expenses so requested by Indemnitee, together with costs of suit and an attorney’s commission of 15%. Any amount recovered by Indemnitee pursuant to such confession of judgment shall be subject to the obligations of Indemnitee set forth in Section 10(b) hereof.

4.     Right of Indemnitee to Indemnification Upon Application. Any indemnification under Section 2 hereof or advance of Expenses under Section 3 hereof shall be made no later than thirty days after receipt by the Corporation of a written request from Indemnitee. If such a request is not paid in full by the Corporation within such thirty-day period, Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the Indemnitee shall also be entitled to be paid for his or her Expenses incurred in bringing pursuing such suit. It shall be a defense to any such suit to recover a claim for indemnification under Section 2 hereof that Indemnitee’s conduct was such that under Louisiana law the Corporation is prohibited from indemnifying the Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel and its shareholders) to have made a determination prior to the commencement of such suit for indemnification that indemnification is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its shareholders) that Indemnitee’s conduct was such that indemnification is prohibited by law, shall be a defense to the suit for indemnification or create a presumption that the Indemnitee’s conduct was such that indemnification is prohibited by law.

    5.        Changes in the Law; Partial Indemnity.

    (a)        If any change after the date of this Agreement in any applicable law, statute or rule expands the power of the Corporation to indemnify an Authorized Representative, such change shall be within the purview of Indemnitee’s rights and the Corporation’s obligations under this Agreement. If any change in any applicable law, statute or rule narrows the right of the Corporation to indemnify an Authorized Representative, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

    (b)        If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Expenses or Liabilities incurred by Indemnitee in the preparation, investigation, defense, appeal or settlement of any Action but not, however, for the total amount thereof, the Corporation shall indemnify Indemnitee for portion of such Expenses or Liabilities to which Indemnitee is entitled.

    6.        Exclusions.

(a) The Corporation shall not be liable to make any payment hereunder (whether in the nature of indemnification, advancement of Expenses or contribution)

    (i)        if it shall be finally adjudicated that such payment (which may constitute a portion of total Expenses or Liabilities incurred by Indemnitee, as contemplated by Section 5(b) or Section 7 hereof) is prohibited by law; or

    (ii)        on account of any Action brought under Section 16(b) of the Securities Exchange Act of 1934 in which judgment is rendered against the Indemnitee for an accounting for profits made from the purchase and sale by Indemnitee of securities of the Corporation; or

    (iii)        for Expenses in any Action brought by Indemnitee against the Corporation unless (A) the Action is brought as a claim for indemnity under Section 4 hereof or otherwise, (B) the Indemnitee is successful in whole or in part in the Action for which Expenses are claimed or (C) the indemnification for Expenses is included in a settlement of the Action or is awarded by a court; or

    (iv)        to the extent payment is actually made to Indemnitee under a valid, enforceable and collectible insurance policy provided by the Corporation (the “Insurance Policy”), by or out of a fund created by the Corporation and under the control of a trustee or otherwise (the “Fund”) or from other sources provided by the Corporation (“Other Sources”).

If Indemnitee shall become obligated or required to pay any amount that the Corporation would be obligated to pay hereunder except for the exclusion in clause (iv) of this subsection, before payment is reasonably expected to be made under the Insurance Policy, by the Fund or from Other Sources, the Corporation shall promptly advance such amount to Indemnitee. Any such advance by the Corporation shall be made with the undertaking of Indemnitee, which hereby is given, that Indemnitee shall immediately pay over to the Corporation, from the funds Indemnitee later receives under the Insurance Policy, from the Fund or from Other Sources, an amount equal to the amount which the Corporation advanced pursuant to this subsection.

(b) The Corporation shall not be liable hereunder for amounts paid in settlement of an Action effected without its written consent, which consent may not be unreasonably withheld.

    7.        Contribution. If the full indemnification provided in Sections 2 and 3 hereof may not be paid to Indemnitee because of the exclusion in Section 6(a)(i) hereof, then in respect of any actual or threatened Action in which the Corporation is jointly liable with Indemnitee (or would be if joined in such Action) the Corporation shall contribute to the amount of Expenses and Liabilities incurred by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Corporation on the one hand and Indemnitee on the other hand from the transaction from which such Action arose and (ii) the relative fault of the Corporation, including its other Authorized Representatives, agents, employees and other representatives, on the one hand, and of Indemnitee, on the other hand, in connection with the events which resulted in such Expenses or Liabilities, as well as any other relevant equitable considerations. The relative fault of the Corporation, including its other Authorized Representatives, agents, employees and other representatives, on the one hand, and of Indemnitee, on the other hand, shall be determined by reference to, among other things, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Expenses and Liabilities. The Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

    8.        Continuation of Indemnity. All obligations of the Corporation contained herein shall continue during the period Indemnitee is an Authorized Representative of the Corporation and shall continue thereafter so long as Indemnitee may be subject to any possible Action by reason of the fact that Indemnitee was an Authorized Representative of the Corporation.

    9.        Enforcement; Burden of Proof. If Indemnitee is required to bring any Action to enforce rights or to collect moneys due under this Agreement and is successful in whole or in part in such Action, the Corporation shall reimburse Indemnitee for all Indemnitee’s reasonable Expenses in bringing and pursuing such Action. The burden of proving that the Corporation is not liable for indemnification or advances under Section 6 hereof shall be on the Corporation.

    10.        Obligations of Indemnitee.

    (a)        Promptly after receipt by Indemnitee of notice of the commencement of any Action in respect of which Indemnitee may seek indemnity, advancement of Expenses or other advances hereunder, Indemnitee shall notify the Corporation in writing of the commencement of such Action; but the omission so to notify the Corporation shall not relieve the Corporation from any obligation it may have to indemnify, advance Expenses to or make other advances to Indemnitee otherwise than under this Agreement.

    (b)        Indemnitee agrees that Indemnitee shall reimburse the Corporation for all or an appropriate portion of the Expenses advanced to or recovered by Indemnitee pursuant to Section 3 hereof if it shall be finally adjudicated that Indemnitee is not entitled to be indemnified, or not entitled to be fully indemnified, with respect to such Expenses for any of the reasons specified in Section 6 hereof.

    11.        Defense of Claim. If any Action asserted or commenced against Indemnitee is also asserted or commenced against the Corporation, the Corporation shall be entitled to participate therein at its own expense and, except as otherwise provided herein below, to the extent that it may wish, the Corporation shall be entitled to assume the defense thereof. After notice from the Corporation to Indemnitee of its election to assume the defense of any such Action, Indemnitee shall have the right to employ Indemnitee’s own counsel in such Action, but the fees and expenses of such counsel incurred after notice from the Corporation to Indemnitee of its assumption of the defense thereof shall be at the expense of Indemnitee, and the Corporation shall not be obligated to Indemnitee under this Agreement for any expenses subsequently incurred by Indemnitee in connection therewith other than reasonable costs of investigation and travel and lodging expenses arising out of Indemnitee’s participation in the defense of such Action, unless (i) otherwise authorized by the Corporation, (ii) Indemnitee’s counsel shall have reasonably concluded, and so notified the Corporation, that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such Action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such Action, in any of which cases the Expenses of Indemnitee in such Action shall be advanced by the Corporation. The Corporation shall not be entitled to assume the defense of any Action brought by or on behalf of the Corporation by its shareholders or as to which Indemnitee’s counsel shall have made the conclusion set forth in clause (ii) of the preceding sentence of this Section 11.

    12.        Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be invalidated by any court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

    13.        Miscellaneous.

    (a)        This Agreement shall be deemed to be a contract made under and shall be governed by and construed and enforced in accordance with the substantive local law of the State of Louisiana without regard to principles of conflicts of laws.

    (b)        This Agreement shall apply to every Action except to the extent that Louisiana law prohibits its application to any breach of performance of duty or any failure of performance of duty by an Indemnitee.

    (c)        This Agreement shall be binding upon Indemnitee and Indemnitee’s heirs and personal representatives and upon the Corporation and its successors. This Agreement shall inure only to the benefit of Indemnitee and Indemnitee’s heirs and personal representatives and to the benefit of the Corporation and its successors and shall not inure to the benefit of any other party.

    (d)        No amendment, modification, termination or claimed waiver of any of the provisions hereof shall be valid unless in writing and signed by the party or an authorized representative of the party against whom such modification is sought to be enforced.

    (e)        The indemnification and rights to advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Corporation’s Articles, its By-Laws, any other agreement, any vote of shareholders or directors, the Statute, or otherwise, both as to action in Indemnitee’s official capacity and as to action in another capacity while holding such official capacity.

        IN WITNESS WHEREOF, the parties hereunto have signed their names as of the date first above set forth.

HIBERNIA CORPORATION	INDEMNITEE

By:	By: